================================================================================


                                                                  EXHIBIT 10.24

                                  $800,000,000


                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT


                                  by and among


                          AMBAC ASSURANCE CORPORATION,
                                  as Borrower,


                                 VARIOUS BANKS,


                             BANK OF AMERICA, N.A.,

                                       and

                               DEUTSCHE BANK, AG,
                                 NEW YORK BRANCH

                            As Co-Syndication Agents


                                       and


                              THE BANK OF NEW YORK,

                             As Administrative Agent

                             ----------------------

                            Dated as of June 30, 2001
                             ----------------------


                           BNY CAPITAL MARKETS, INC.,
                     as Lead Arranger and Sole Book Manager


================================================================================

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

         AMENDMENT AND RESTATEMENT (this "Restatement"), dated as of June 30, 2001, to and of the Existing Credit Agreement (as defined in the Recitals), among AMBAC ASSURANCE CORPORATION (the "Borrower"), a Wisconsin stock insurance corporation, the Banks (as defined in the Recitals), and THE BANK OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent").

                                    RECITALS
                                    --------

         WHEREAS:

         A. Reference is made to the Amended and Restated Credit Agreement dated as of December 2, 2000 (the "Existing Credit Agreement") among the Borrower, the Banks party thereto (the "Existing Banks"), each financial institution acting as a Syndication Agent thereunder, and The Bank of New York, in its capacity as Administrative Agent.

         B. Simultaneously with the execution and delivery hereof: (i) certain of the Existing Banks (each, a "Withdrawing Bank" and collectively, the "Withdrawing Banks") are terminating their Commitment and/or their Contingent Commitment under the Existing Credit Agreement and shall no longer be deemed party thereto; (ii) each of the financial institutions listed on Schedule II annexed hereto (each, a "New Bank" and collectively, the "New Banks"; the Existing Banks that are not Withdrawing Banks together with the New Banks are hereinafter referred to collectively as the "Banks") has agreed to become a "Bank" under the Existing Credit Agreement as amended and restated hereby and to extend to the Borrower a Commitment and/or a Contingent Commitment in the amount set forth opposite its name on Part A of Schedule I annexed hereto and the Borrower desires to accept such Commitments and/or Contingent Commitments of the New Banks and to cause each New Bank to be added as a "Bank" to the Existing Credit Agreement as amended and restated hereby; and (iii) certain of the Existing Banks that are not Withdrawing Banks desire to change their respective Commitments and/or their Contingent Commitments to the amount set forth opposite their respective names on Schedule I hereto and the Borrower desires to accept such changed Commitments and/or Contingent Commitments.

         C. The parties hereto desire to amend and restate the Existing Credit Agreement upon the terms, and subject to the conditions, contained herein.

         D. Capitalized terms used herein that are defined in the Existing Credit Agreement and are not otherwise defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

         Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Article 1.       Amendments to and Restatement of the Existing Credit
                      Agreement.
                      ---------

         Section 1.01  The parties hereto agree that:

         (a) The Existing Credit Agreement is hereby restated in its entirety, except as specifically amended by this Restatement; and

         (b) The Existing Credit Agreement and the other Credit Documents are each deemed amended, supplemented and restated hereby to the extent necessary to give effect to the provisions of this Restatement.

         Section 1.02 The parties hereto further agree that from and after the Restatement Effective Date:

         (a) Section 3.04(a) of the Existing Credit Agreement is hereby amended by (i) deleting the date "December 2, 2007" in the second line thereof and substituting therefor the date "June 30, 2008", (ii) deleting the words "the Effective Date" on the third and fourth lines thereof and substituting therefor the date "June 30, 2001", and (iii) deleting the date "December 2" on the 16th line thereof and substituting therefor the date "June 30";

         (b) Schedule I to the Existing Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting therefor Schedule I annexed to this Restatement, and notwithstanding any of the procedures set forth in Section 12.04 of the Existing Credit Agreement, the Commitment and/or Contingent Commitment of each Bank shall be the amount set forth opposite such Bank's name on such Schedule I, as the same may be reduced or increased pursuant to the terms of the Existing Credit Agreement as amended and restated hereby, and, with respect to each Existing Bank that is not a Withdrawing Bank, such amount shall supersede and be deemed to amend the amount of its respective Commitment and/or Contingent Commitment as set forth opposite its name on
Schedule I to the Existing Credit Agreement;

         (c) The Commitment and/or the Contingent Commitment of each Withdrawing Bank under the Existing Credit Agreement has been terminated and each Withdrawing Bank shall have no further duties or obligations under the Existing Credit Agreement after the Restatement Effective Date;

         (d) (i) Each New Bank will abide by the terms of the Existing Credit Agreement as amended and restated hereby, (ii) the Existing Credit Agreement as amended and restated hereby shall be binding upon, inure to the benefit of, and be enforceable by and against each New Bank, and (ii) each New Bank shall be deemed to be a "Bank" under, and as such term is defined in, the Existing Credit Agreement as amended and restated hereby, and shall have the rights and obligations of a "Bank" thereunder and under the other Credit Documents.

     Article 2.       Extension of Commitment Period.
                      ------------------------------

         The Administrative Agent and each of the Banks hereby consent to the amendment of the Expiry Date effected pursuant to Section 1.02(a) of this Restatement, notwithstanding the procedures set forth in Section 3.04 of the Existing Credit Agreement.

     Article 3.       Conditions to Effectiveness of this Restatement.
                      -----------------------------------------------

     This Restatement shall become effective as of the date hereof (the "Restatement Effective Date") upon the fulfillment (to the satisfaction of the Administrative Agent) of the following conditions precedent:

         Section 3.01  Restatement; Notes.
                       ------------------

         The Borrower and each Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered such copy to the Administrative Agent at its Notice Office and there shall have been delivered to each New Bank and to each Existing Bank whose Commitment and/or Contingent Commitment has changed, a Note or Notes executed by the Borrower in the amount, maturity and as otherwise provided in the Existing Credit Agreement, as amended and restated by this Restatement.

         Section 3.02  No Default; Representations and Warranties.
                       ------------------------------------------

         There shall exist no Default or Event of Default and all representations and warranties contained in the Existing Credit Agreement, as amended and restated by this Restatement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Restatement Effective Date (other than representations and warranties made as of a specific date).

         Section 3.03  Opinions of Counsel to the New Banks.
                       ------------------------------------

         Moody's, S&P and the Borrower shall have received an opinion addressed to each of them and dated the Restatement Effective Date from counsel to each of the New Banks covering the matters set forth in the appropriate form or forms attached as Exhibits E-1, E-2, and E-3 to the Existing Credit Agreement, with appropriate modifications to reflect this Restatement.

         Section 3.04  Covered Portfolio, Etc.
                       ----------------------

         The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, signed by the President or any Vice President of the Borrower, setting forth in reasonable detail as of March 31, 2001 (a) each Insured Municipal Obligation in the Covered Municipal Portfolio, each Insured Structured Obligation in the Covered Structured Portfolio and each reinsurance agreement or similar arrangement which covers any material amount of such Insured Municipal Obligations or such Insured Structured Obligations, (b) each default by the issuer of any such Insured Municipal Obligation or Insured Structured Obligation or other obligor with respect thereto which has formed or could form the basis of a claim under an Insurance Contract, (c) each default by any party to any such reinsurance agreement or similar arrangement, (d) each claim paid by the Borrower under any Insurance Contract with respect to such Insured Municipal Obligations or Insured Structured Obligations, (e) the Borrower's reasonable estimate as of March 31, 2001 of the Average Annual Debt Service on the Covered Municipal Portfolio and the Net Remaining Par on the Covered Structured Portfolio, (f) the Borrower's Cumulative Municipal Losses and Cumulative Structured Losses (stating separately any Permitted Municipal Reserves or Permitted Structured Reserves, as the case may be, included therein) for the period from December 2, 2000 through March 31, 2001, and (g) the Borrower's reasonable estimate as of March 31, 2001 of Municipal Installment Premiums payable with respect to the Covered Municipal Portfolio and Structured Installment Premiums payable with respect to the Covered Structured Portfolio.

         Section 3.05  Adverse Change, Rating, Etc.
                       ---------------------------

         (a) Nothing shall have occurred (and no Bank shall have become aware of any facts or conditions not previously known) which such Bank shall reasonably determine has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of such Bank, or on the ability of the Borrower to perform its obligations to such Bank or which has, or could reasonably be expected to have, a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

         (b) All necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans.

         (c) On the Restatement Effective Date, the Borrower's Rating assigned by Moody's and S&P shall be Aaa and AAA, respectively.

         Section 3.06  Litigation.
                       ----------

         No litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Borrower or which any Bank shall determine could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Borrower.

         Section 3.07  Fees, Etc.
                       ---------

         (a) All of the certificates, legal opinions and other documents and papers referred to in this Section 3, unless otherwise specified, shall have been delivered to the Administrative Agent at its Notice Office.

         (b) The Borrower shall have paid to each Credit Party, for its own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and such Credit Party.

         (c) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Restatement, (ii) certifying that its Restated Articles of Incorporation and Restated Corporate By-Laws have not been amended since December 21, 1999, or, if so, setting forth the same, and
(iii) setting forth the incumbency of its officer or officers who may sign this Restatement, including therein a signature specimen of such officer or officers.

         (d) The Administrative Agent shall have received such other documents as it shall reasonably request.

     Article 4.       Representations and Warranties.
                      ------------------------------

         Section 4.01  Representations and Warranties of the Borrower.
                       ----------------------------------------------

         As of the Restatement Effective Date, and after giving effect to this Restatement, the Borrower hereby (i) reaffirms, ratifies and confirms and admits the validity and enforceability of the Existing Credit Agreement and the other Credit Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default immediately after giving effect to this Restatement, and (iii) represents and warrants that the representations and warranties contained in the Credit Documents, including the Existing Credit Agreement as amended and restated by this Restatement (other than the representations and warranties made as of a specific date), are true and correct in all material respects on and as of the date hereof.

         Section 4.02  Representations and Warranties of the New Banks.
                       -----------------------------------------------

         Each New Bank (i) confirms that it has received a copy of the Existing Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Restatement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Existing Credit Agreement as amended and restated hereby; (iii) confirms that it is an Eligible Transferee under Section 12.04(b) of the Existing Credit Agreement as amended and restated hereby; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Existing Credit Agreement as amended and restated hereby are required to be performed by it as a "Bank" thereunder including, without limitation, if such New Bank is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes, complying with the provisions of Section 4.04(b) thereof.

     Article 5.       Miscellaneous.
                      -------------

         Section 5.01  Counterparts.
                       ------------

         This Restatement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Restatement to produce or account for more than one counterpart signed by the party against which enforcement is sought.

         Section 5.02  Return of Replaced Notes.
                       ------------------------

         Each Existing Bank that receives a new Note or Notes pursuant to
Section 3.01 hereof shall, promptly after the execution and delivery by the Borrower of its new Note or Notes, mark the Note or Notes delivered to it in connection with the Existing Credit Agreement "Replaced by substituted Note" and return such Note or Notes to the Borrower.

         Section 5.03  References in Credit Documents.
                       ------------------------------

         All references in and to the Existing Credit Agreement and in the other Credit Documents to (i) the "Credit Agreement", and also, in the case of the Existing Credit Agreement to "this Agreement", shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby, (ii) "Note" and/or "Notes", shall be deemed to include all Notes executed hereunder, (iii) the "Credit Documents", shall be deemed to include this Restatement and the Notes executed hereunder, and (iv) the "Banks", shall be deemed to include the New Banks.

         Section 5.04  Ratification and Confirmation.
                       -----------------------------

         Except as amended and restated hereby, the Existing Credit Agreement and the other Credit Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         Section 5.05  Governing Law; Jurisdiction and Venue.
                       -------------------------------------

         (a) This Restatement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Restatement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Restatement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Except as otherwise provided in Section 4.05 of the Existing Credit Agreement, nothing herein shall affect the right of any Agent or any Bank under the Agreement or this Restatement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Restatement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 5.06  Waiver of Trial by Jury.
                       -----------------------

         Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Credit Documents or the actions of any of the parties hereto in the negotiation, administration, performance or enforcement thereof.

                           [Signature Pages to Follow]

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Restatement to be executed on its behalf.

Address:                               AMBAC ASSURANCE CORPORATION


One State Street Plaza                 By /s/ ROBERT W. STARR
New York, New York  10004                 --------------------------------------
Attn:  Robert W. Starr                    Name:  Robert W. Starr
Telecopy:  (212) 208-3108                 Title: Managing Director and Treasurer

With a copy to:
Kevin Doyle, Managing Director
  and General Counsel
Telecopy:  (212) 208-3550


                                       THE BANK OF NEW YORK,
Address:                                as Administrative Agent and as Lender


One Wall Street                        By ______________________________________
New York, New York 10286                  Name:_________________________________
Attn:  Evan R. Glass                      Title:________________________________
Telecopy:  (212) 809-9520


                                       BANK OF AMERICA, N.A.,
Address:                                as Lender


231 South LaSalle Street               By ______________________________________
Chicago, Illinois 60697                   Name:_________________________________
Attn: Mehul Mehta                         Title:________________________________
Telecopy: 312-828-7448



                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
Address:                                as Lender


31 West 52nd Street                    By ______________________________________
New York, New York 10019                  Name:_________________________________
Attn:  John McGill                        Title:________________________________
Telecopy: (212) 469-8366

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                       LANDESBANK BADEN - WURTTEMBERG,
Address:                                as Lender


535 Madison Avenue                     By ______________________________________
New York, NY  10022-4212                  Name:_________________________________
Attn:  Robert O'Brien                     Title:________________________________
Telecopy:  (212) 584-1709
                                       By ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH,
Address:                                as Lender


245 Park Avenue                        By ______________________________________
New York, NY  10167-0062                  Name:_________________________________
Attn:  Angela R. Reilly                   Title:________________________________
Telecopy:  (212) 309-5139


                                       BAYERISCHE LANDESBANK GIROZENTRALE,
Address:                                as Lender


560 Lexington Avenue                   By ______________________________________
New York, NY  10022                       Name:_________________________________
Attn:  Scott M. Allison                   Title:________________________________
Telecopy:  (212) 310-9993

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
Address:                                as Lender


1211 Avenue of the Americas            By ______________________________________
New York, NY  10036                       Name:_________________________________
Attn:  Lilian Tung Lum                    Title:________________________________
Telecopy:  (212) 852-6156

                                       By ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       NORDDEUTSCHE LANDESBANK GIROZENTRALE,
Address:                                as Lender


1114 Avenue of the Americas            By ______________________________________
New York, NY  10036                       Name:_________________________________
Attn:  Georg L. Peters                    Title:________________________________
Telecopy:  (212) 812-6860


                                       KBC BANK NV,
Address:                                as Lender


New York Branch                        By ______________________________________
125 West 55th Street                      Name:_________________________________
New York, NY  10019                       Title:________________________________
Attn:  Patrick J. Owens
Telecopy:  (212) 956-5580


                                       LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
Address:                                as Lender

New York Branch                        By ______________________________________
420 Fifth Avenue                          Name:_________________________________
New York, NY  10018-2729                  Title:________________________________
Attn:  John A. Sarno
Telecopy:  (212) 703-5256

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                       LLOYDS TSB,
Address:                                as Lender


575 Fifth Avenue                       By ______________________________________
17th Floor                                Name:_________________________________
New York, NY  10017                       Title:________________________________
Attn:  Thea Watkins
Telecopy:  (212) 930-5098
                                       By ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       THE CHASE MANHATTAN BANK,
Address:                                as Lender


270 Park Avenue, 20th Floor            By ______________________________________
New York, NY  10017                       Name:_________________________________
Attn:  Marybeth Mullen                    Title:________________________________
Telecopy:  (212) 270-0670


                                       BARCLAYS BANK PLC,
Address:                                as Lender


222 Broadway                           By ______________________________________
New York, NY  10038                       Name:_________________________________
Attn:  Richard H. Herder                  Title:________________________________
Telecopy:  (212) 412-5610


                                       CAJA MADRID,
Address:                                as Lender


Torre Caja Madrid                      By ______________________________________
Paseo de la Castellana, 189               Name:_________________________________
28046 Madrid, Spain                       Title:________________________________
Attn:  Paul Barrabes
Telecopy:  (3491) 423-95-93

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                       DGZ - DEKA BANK DEUTSCHE KOMMUNALBANK,
Address:                                as Lender


International Finance                  By _____________________________________
Taunusanlage 10                           Name:_________________________________
                                          Title:________________________________
60325 Frankfurt am Main
Germany
Attn:  Stephan Wagner
Telecopy:  (4969) 7147-2171


                                       SWISS RE FINANCIAL PRODUCTS CORPORATION
Address:                                as Lender

55 East 52nd Street                    By ______________________________________
New York, New York  10055                 Name:_________________________________
Attn:  David Colarossi                    Title:________________________________
Telecopy:  (212) 317-5050

                                       By ______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       BANCO SANTANDER CENTRAL
                                       HISPANO, S.A. NEW YORK BRANCH
Address:                                as Lender

45 East 53rd Street                    By ______________________________________
New York, New York  10022                 Name:_________________________________
Attn:  Victoria Moreno                    Title:________________________________
Telecopy:  (212) 350-3690

                            AMENDMENT AND RESTATEMENT
                                    TO AND OF
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

                                   SCHEDULE I

                                     PART A
                                   Commitments
                                   -----------

                                                    Municipal       Structured
                                                     Tranche         Tranche
Name                                                Commitment      Commitment
----                                               ------------    ------------

Landesbank Baden - Wurttemberg                     $ 75,000,000           -

The Bank of New York                                 20,000,000    $ 50,000,000

Cooperatieve Centrale Raiffeisen -                   55,000,000      25,000,000
Boerenleenbank B.A., "Rabobank Nederland",
New York Branch

Bayerische Landesbank Girozentrale                   45,000,000      30,000,000

Westdeutsche Landesbank Girozentrale                 50,000,000      25,000,000

Deutsche Bank AG, New York Branch                    75,000,000           -

Norddeutsche Landesbank Girozentrale                 35,000,000      15,000,000

Bank of America, N.A                                 35,000,000      15,000,000

KBC Bank NV                                          34,000,000           -

Landesbank Hessen - Thueringen Girozentrale          35,000,000           -

Lloyds TSB                                           20,000,000      15,000,000

The Chase Manhattan Bank                             26,000,000           -

Barclays Bank Plc                                    50,000,000           -

Caja Madrid                                          25,000,000           -

DGZ - Deka Bank Deutsche Kommunalbank                25,000,000           -

Banco Santander Central Hispano, S.A                 15,000,000       5,000,000
New York Branch
                                                   ------------    ------------
Total                                              $620,000,000    $180,000,000

                                     PART B
                                  Part B Banks
                                  ------------

The Bank of New York

Westdeutsche Landesbank Girozentrale

Deutsche Bank AG, New York Branch

Norddeutsche Landesbank Girozentrale

Bank of America, N.A.

KBC Bank NV

Lloyds TSB

The Chase Manhattan Bank

Barclays Bank Plc

Caja Madrid

DGZ - Deka Bank Deutsche Konmunalbank

Banco Santander Central Hispano, S.A.
New York Branch

                                       -2-